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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                DECEMBER 11, 1996




                            LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-20833                  72-1205791
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



             5551 CORPORATE BOULEVARD, BATON ROUTE, LOUISIANA 70808
              (Address of principal executive offices and zip code)


                                 (504) 926-1000
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        ------------------------------------

        On December 11, 1996, Lamar Advertising Company (the "Company") acquired the assets of Outdoor East, L.P. ("Outdoor East") for a cash purchase price of approximately $60.5 million. Pursuant to this acquisition, the Company has acquired a total of 2,070 bulletins and 1,780 posters throughout the states of Virginia, West Virginia, North Carolina, South Carolina, Georgia and Florida.

        Funds for the acquisition were provided from the proceeds of the Company's recently completed public offerings of its Class A Common Stock and 9 5/8% Senior Subordinated Notes due 2006. The nature and amount of the consideration paid in the acquisition were determined by negotiation between the Company and Outdoor East following a bidding process in which Outdoor East solicited proposals for the acquisition of the assets. There was no material relationship between Outdoor East or its partners and the Company or any of its affiliates, directors or officers, or any associate of any director or officer of the Company.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
        -----------------------------------------------------------------

        (a) Financial Statements.

        Historical financial statements (and related notes) of Outdoor East, L.P. as of December 31, 1994 and 1995 and September 30, 1996 (unaudited) and for the years ended December 31, 1993, 1994 and 1995 and the nine months ended September 30, 1995 and 1996 (unaudited). Previously filed at pages F-33 through F-42 to the Company's Prospectus dated November 22, 1996 (File No. 333-14677) filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), and incorporated herein by reference.

        (b) Pro Forma Financial Statements.

        An unaudited pro forma balance sheet (and related notes) as of July 31, 1996 and unaudited pro forma statements of earnings (loss) (and related notes) for the year ended October 31, 1995, the nine months ended July 31, 1996 and the twelve months ended July 31, 1996, giving effect to (i) the acquisitions by the Company of FKM Advertising Co., Inc. and Outdoor East, L.P., (ii) the consummation of the Company's initial public equity offering and the application of the net proceeds therefrom, (iii) the consummation of the Company's November 1996 common stock and senior subordinated note offerings and the application of the net proceeds therefrom and (iv) the consummation of the tender offer for the Company's outstanding senior secured notes. Previously filed at pages 25 through 33 to the Company's Prospectus dated November 22, 1996 (File No. 333-14677) filed pursuant to Rule 424(b) under the Act, and incorporated herein by reference.

        (c) Exhibits.

   2.1 Contract to Sell and Purchase dated as of October 9, 1996 between the Company and Outdoor East, L.P. Previously filed as Exhibit 10.16 to the Company's Registration Statement on Form S-3 (File No. 333-14677) and incorporated herein by reference.

   99.1 Press Release dated December 11, 1996. Filed herewith.



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ITEM 8. CHANGE IN FISCAL YEAR.
        ---------------------

        On December 17, 1996, the Board of Directors of the Company voted to change the Company's fiscal year such that the Company's fiscal year shall end on December 31 of each year. The Company's most recent fiscal year ended on October 31, 1996. The two-month period from November 1, 1996 to December 31, 1996 will be treated as a transition period that will not be a part of fiscal year 1996 or fiscal year 1997. The report for the transition period will be filed on a Form 10-Q no later than 45 days after the close of such transition period.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 19, 1996                LAMAR ADVERTISING COMPANY


                                       By: /s/ Keith A. Istre
                                           -------------------------------------
                                           Keith A. Istre
                                           Treasurer and Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT                                                              SEQUENTIAL
  NO.                   DESCRIPTION                                   PAGE NO.
-------                 -----------                                   --------

2.1 Contract to Sell and Purchase dated as of October 9, 1996 between the Company and Outdoor East, L.P. Previously filed as Exhibit 10.16 to the Company's Registration Statement on Form S-3 (File No. 333-14677) and incorporated herein by reference.

99.1 Press Release dated December 11, 1996. Filed herewith.